Exhibit 99.1

Athena Technology Acquisition Corp. Announces Stockholder Approval of
Business Combination with Heliogen, Inc.

KENNESAW, GA & PASADENA, CA (December 28, 2021) – Athena Technology Acquisition Corp. (NYSE: ATHN) (“ATHN”), a publicly-traded special purpose acquisition company, today announced that its stockholders voted to approve the previously announced business combination with Heliogen, Inc. (“Heliogen”) at ATHN’s special meeting of stockholders (the “Special Meeting”) held today, December 28, 2021.

More than 91% of the votes cast at the Special Meeting were in favor of the approval of the business combination. ATHN stockholders also voted to approve all other proposals presented at the Special Meeting. ATHN plans to file the results of the Special Meeting, as tabulated by an independent inspector of elections, on a Form 8-K with the Securities and Exchange Commission tomorrow.

Subject to the satisfaction of certain other closing conditions, the business combination is expected to close on December 30, 2021. Following the closing, the combined company will be renamed “Heliogen, Inc.” and its common stock and warrants are expected to commence trading on the New York Stock Exchange under the symbols “HLGN” and “HLGNW,” respectively, on December 31, 2021.

About Athena Technology Acquisition Corp.

Athena Technology Acquisition Corp. is an entirely women-led special purpose acquisition company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the technology, direct-to-consumer and fintech industries.

About Heliogen

Heliogen is a renewable energy technology company focused on eliminating the need for fossil fuels in heavy industry and powering a sustainable future. The company’s AI-enabled, modular concentrated solar technology aims to cost-effectively deliver near 24/7 carbon-free energy in the form of heat, power, or green hydrogen fuel at scale – for the first time in history. Heliogen was created at Idealab, the leading technology incubator founded by Bill Gross in 1996. For more information about Heliogen, please visit heliogen.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (ii) the outcome of any legal proceedings that may be instituted against Athena, Heliogen or others following announcement of the business combination; (iii) the inability to complete the transactions contemplated by the business combination agreement; (iv) the ability to obtain or maintain the listing of Heliogen’s common stock on the NYSE following the business combination; (v) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the business combination; (vi) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, the ability of Heliogen to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; (vii) costs related to the proposed business combination; (viii) changes in applicable laws or regulations; (ix) the effect of the COVID-19 pandemic on Heliogen’s business; (x) the ability of Heliogen to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; (xi) Heliogen’s ability to raise capital; (xii) the possibility that Heliogen may be adversely impacted by other economic, business, and/or competitive factors; and (xiii) future exchange and interest rates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4, as amended through November 19, 2021, in the definitive proxy statement / prospectus, dated December 3, 2021 and other documents filed by Athena from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Athena and Heliogen assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Athena nor Heliogen gives any assurance that either Athena or Heliogen, or the combined company, will achieve its expectations.

Athena Technology Acquisition Corp. Contacts

For Media:

Berns Communications Group
AthenaPR@bcg-pr.com

(973) 727-8400
(917) 922-4435

Heliogen Contacts

For Media:
Press@Heliogen.com

For Investors:

Caldwell Bailey

ICR, Inc.

HeliogenIR@icrinc.com